Exhibit 99.1

Bruker Corporation (BRKR) Presentation at Thomas Weisel Partners Healthcare Conference 2009 September 11, 2009 Frank Laukien, President & CEO Bill Knight, Chief Financial Officer Stacey Desrochers, Treasurer and IR Director

Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties, that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our recent Proxy Statements on Schedule 14A, our annual report on Form 10-K for the year ended December 31, 2008, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Premier Brand with Leading Market Share in Key Markets High-Performance Life-Science Tools Focused Company with Diverse Customer Base Experienced Management Team Efficient CapEx And Deleveraging, Positioned for Further Earnings Growth Proven Innovator with Extensive Proprietary Technology Portfolio Compelling Industry Fundamentals in Attractive Markets  Bruker is well positioned for growth and margin expansion in attractive markets Bruker Overview

Analysis of 2008 Bruker Revenue Customer Mix Positions Bruker to Weather Recession and Benefit Substantially from US and Global Stimulus Programs Revenue by Customers Revenue by Geography 2008 Annual Revenue: $1.1 Billion Stimulus funding and supplementary budgets can cushion recession, and may provide significant upside Revenue by Product System Sales 77% Service, Consumables &Software 19% Supercon Wires & Devices 4% Americas 24% ROW 4% Europe 52% Asia-Pacific 20% Applied Markets 3% For-profit Healthcare Pharma Biotech IVD Companies 12% Government 11% Industrial Research QA/QC 17% Academia & Non-profit 57%

U.S. & Global Stimulus Funding for Scientific Instruments:

- ➔ All U.S. government stimulus **could positively affect >10%** of Bruker's revenues
- ➔ Global government stimulus **could positively affect >20%** of Bruker's revenues
- ➔ **Magnitude of Stimulus Effect** on Bruker is difficult to estimate at this time.

Stimulus Package	Amount	Description

NIH	$10.4 billion	• $7.4 billion for transfer to ICDs (institutes, centers and Divisions) and Common Fund
		• $800 million retained by the Office of the Director "for purposes that can be completed within two years"
		• $400 million for Comparative Effectiveness Research
		• $1.3 billion to NCRR, including:
		  ○ $1 billion for competitive awards for construction and renovation of extramural research facilities
		  ○ $300 million for shared instrumentation and capital research equipment
		• $500 for intramural construction and renovation

NSF	$3 billion	• $2.5 billion for research and related activities, including:
		  ○ $300 million for major research instrumentation
		  ○ $200 million for academic research facilities modernization
		• $100 million for education and human resources, including:
		  ○ $60 million for Robert Noyce Scholarships
		  ○ $25 million for Math and Science Partnerships
		  ○ $15 million for professional science master's programs
		• $400 million for major research equipment and facilities construction

NASA	$1 billion	• Science: $400 million, to include acceleration of tier one earth science climate research missions recommended by the National Academies Decadal Survey • Aeronautics: $150 million for system-level research, development and demonstration activities related to aviation safety, environmental impact mitigation, and Next Generation Air Transportation System • Exploration: $400 million to speed development of the next U.S. space launch vehicle.

Energy: Office of Science	$1.6 billion	• Research in such areas as:
		  ○ Climate science
		  ○ Biofuels
		  ○ High-energy physics
		  ○ Nuclear physics
		  ○ Fusion energy sciences

Energy: Advanced Research Projects Agency	$400 million	• Support for "high-risk, high-payoff research into energy sources and energy efficiency in collaboration with industry"
National Institute of Science and Technology (NIST)	$600 million	• $220 million for scientific and technical research and services • $360 million for construction of research buildings, including: ○ $180 million for a competitive construction grant program for research science buildings

Source: AAU http://www.aau.edu/

➔Anticipated Stimulus Timing: limited effect in H1-09, expected to increase in H2-09, with strongest effect in CY2010, and some carry-over into CY2011

5
© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Japan Special Supplementary Budget (SSB)

& Initial Global Stimulus Orders Received

1. **Japan Special Supplemental Budget (SSB) for Science and Technology:**

	JFY2008 Budget	JFY2008 1st Supplemental Budget	JFY2008 2nd Supplemental Budget	JFY2009 Budget	JFY2009 Supplemental Budget
S&T Total Budget	¥3,570.8 B $37.6 B	¥165.9 B $1.7 B	¥74.1 B $0.8 B	¥3,563.9 B $37.5 B	¥1,346.5 B $14.1 B

- 50% allocated to the Ministry of Culture, Sports, Science and Technology
- ¥300 billion (~$3 billion) for a Special Fund to be spent over the 5-year period from 2009-2013, at about $90M per project.

2. **Bruker Recently Received Initial Orders >$10M from Global Stimulus:**
   - By end of August, at least 5 firm systems orders from Japan SSB have been received by Bruker for >¥300 million (>$3M, excluding NPA order)
   - Stimulus orders for >$10M have been booked in US, Japan and Europe
   - Additional significant NMR, MRI, EPR, X-ray crystallography, high-end mass spectrometry and other systems orders are expected from global stimulus funding in Q3 and Q4 of 2009

6
© Copyright 2009 Bruker Corporation. All Rights Reserved.
Bruker Corporation

Update on Financial Goals for 2009 Anticipated Timing of Stimulus On March 3rd, 2009 Bruker communicated 3 internal financial goals for 2009: 1. Currency-adjusted low single digit percentage decline in revenue or flat revenue Update: Goal should be reachable, despite worse than originally anticipated recession in industrial markets. Currency-adjusted revenue decline in 2009 is now estimated to be approximately -2% y-o-y (corresponding to estimated revenue of $1,030M +/- $20M). The Bruker Scientific Instrument (BSI) segment currency-adjusted revenue decline in 2009 is now estimated to be approximately -3% y-o-y. While significant global stimulus orders are expected, the resulting revenue will mostly shift into 2010-2011. 2. Improvement in non-GAAP operating margin and EPS Update: As already indicated on our Q2-09 earnings call, Bruker is not likely to reach this goal. Excluding acquisition charges, the BSI segment had 7.9% operating margin in H1-09 vs. 10.1% in H1-08, with lower revenue and resulting expense leverage being the major reasons for the decrease. For full year 2009, the revised goal of the BSI segment is to minimize 2009 margin deterioration or to keep margins flat during the recession, in order to resume margin improvement in 2010 with anticipated stimulus funding and a gradual recovery of the global economy. For 2009, the BSI segment now expects an operating margin >10%, and GAAP EPS >$0.40. The Bruker Energy & Supercon Technologies (BEST) segment now anticipates a 2009 net loss of approximately ($8M), or a GAAP net loss per diluted share of about ($0.05). 3. Positive net cash position before the end of 2009 Update: Bruker is well ahead of schedule. With excellent free cash flow year-to-date, Bruker has reached near zero net debt already in Q3-09.

Estimate of Stimulus Effects on Bruker Preliminary Outlook for 2010 Assuming approximately constant FX rates in 2009 and 2010, global stimulus funding as anticipated, and a gradual recovery of the economy, Bruker provides a preliminary outlook for its Bruker Scientific Instruments (BSI) segment for 2010: 1. Goal: mid to high single digit BSI revenue growth Signs of gradual recovery are emerging, and a slow global recovery is expected, allowing BSI to resume FX-adjusted revenue growth Global stimulus effect could contribute >5% to 2010 BSI revenue growth 2. Goal: 100-200 bps improvement in BSI operating margin Gross margin improvement and expense leveraging with growth are expected Stimulus likely to benefit higher-end, higher margin products disproportionally 3. Goal: BSI EPS in $0.50-$0.60 range Mostly due to expected increase in operating margin Interest expense is also expected to decline in 2010 with anticipated lower debt

Financial Strategy and Margin Opportunities of Bruker Scientific Instruments (BSI) Segment (including Bruker AXS, BioSpin, Daltonics and Optics divisions) Bruker BioSpin and Bruker Optics: fully established, market-leading, very profitable Goals: incremental margin improvements, operational excellence and improvements in balance sheet metrics and cash flow. Newer divisions Bruker Daltonics and Bruker AXS still developing IP/technology base, full product lines, and clinical and applied market application portfolios. Plan: invest in complete commercial organizations, pursue new market opportunities Require further investment, estimated 3-4 years to reach their business models Longer-Term Financial Goals for Bruker Scientific Instruments (BSI) Business: Estimated Gross Margins FY09E >45%: redesign-to-cost, new products & solutions to drive towards GM goal >50% Strong FY09E R&D investment of ~12% to capitalize on major opportunities: goal of R&D expenses ~10% (still at high end of industry), eventually lower Opportunities to leverage FY09E S,G&A expenses of >23%: goal of S,G&A expenses <21% 2012 goal to reach >15% operating margin, longer term approaching 20% Debt de-leveraging, lower interest expenses, lower tax rates goal to grow EPS and cash flow even faster than EBIT margin

Importance of High-Resolution ETD Proteomics protein ID protein ID is the first step in proteomics Activity in biological systems correlates to PTMs like Phosphorylation, Deamidation, ... Elucidation of unexpected or mixed modifications and preparation artefacts Determination of N- & C-termini of intact proteins ETD is an excellent tools for detailed top-down protein characterization PTM mixed modifications preparation artefacts protein termini More detailed protein characterization are required for getting get the right information: Bruker Daltonics (September 2009) IMSC Announcement of Unique maXis-ETD

Bruker Daltonics Innovation at Full Throttle Cross-board new Technology Platforms maXis UHR-TOF: ultra-high MS performance at UHPLC speed (ASMS 2008) amaZon ion trap: fastest trap in the world at UHPLC speed, unique high-sensitivity ETD (ASMS 2009) ultrafleXtreme MALDI TOF/TOF : first total 1000Hz TOF/TOF, superior MALDI imaging tool with Edmass top-down protein sequencing (ASMS 2009) solariX FTMS: improvements of 10x in sensitivity, 8x in resolution and complete engineering redesign offering ease of use, robustness for extreme MS performance Setting dramatic new performance standards in all four principal life science mass spec technologies inside 12 months: Daltonics has introduced broadest range of new platforms in industry Daltonics is pioneering new clinical research and IVD markets Daltonics life-science MS revenue grew >15% in H1-09 Daltonics life-science MS margins grew rapidly in H1-09 Daltonics life-science MS orders grew >20% in H1-09

Bruker Energy & Supercon Technologies (BEST) Emerging Business in Different Sector with Separate Strategy Different Segment in Energy Sector with Emerging Large Addressable Markets: 2009 Estimated Pro-Forma Revenue: $71M Goal: rapid growth in next 3-5 years towards $250M+ revenue 2009 Estimated Investment (net loss): $8M Goal: aggressive investment in new products and opportunities with break-even in approx. 3 years, full profitability in >6 years Separate Strategy: BRKR to spin-out BEST with long-term BRKR shareholder commitment and collaboration on NMR/MRI/FTMS magnets: Goal: early 2010 mezzanine financing Goal: 2011-2012 additional private or public financing

13 Bruker Energy & Supercon Technologies (BEST) Multi-billion $ Combined Market Potential

[GRAPHIC]